UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2011

CHINACAST EDUCATION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33771	20-178991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 08, 20/F, One International Financial Centre, 1 Harbour View Street Central, Hong Kong
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (852) 3960 6506

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 16, 2011, ChinaCast Education Corporation (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2010 and the fiscal year ended December 31, 2010.  The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Item 8.01  Other Events.

On March 16, 2011, the Company issued a press release announcing that the Company’s Board of Directors has approved the repurchase by the Company of up to $50 million of its shares of common stock over the next 12 months.  The full text of the press release is set forth in Exhibit 99.2 attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated March 16, 2011

99.2	Press Release dated March 16, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2011	CHINACAST EDUCATION CORPORATION

	By:	/s/ Antonio Sena
Name: Antonio Sena
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 16, 2011

99.2	Press Release dated March 16, 2011